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Annual Report

March 31, 2002

CMA Massachusetts
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2002, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 1.70%.* As of March 31, 2002, the Fund's 7-day yield was 0.91%.

Economic Environment

Although economic conditions were weakening in the prior period, the commonwealth of Massachusetts' economy was more severely affected than the rest of the nation after the terrorist attacks of September 11, 2001. With manufacturing employment already contracting and business services employment declining at more than a 2% pace compared to a year ago, employment growth in Massachusetts decelerated to virtually zero. The manufacturing industry operated at falling capacities during the period, led by the sinking information technology equipment and software industries that account for 15% of the commonwealth's employment. The lodging and restaurant industries were also hit particularly hard as tourism, especially in the Boston area, dropped, with hotel occupancy rates at a low of 67%.

Foreseeing the negative effects from the events of September 11 on the nation's economy, the Federal Reserve Board remained vigilant in maintaining liquidity in the system, providing an economic boost by lowering the Federal Funds rate to a historical low of 1.75% on December 11. The first quarter of 2002 began in a promising way, as the Federal Reserve Board's actions during 2001 translated into improving overall economic conditions. With consumer confidence improving and the housing industry still providing economic support, the Federal Reserve Board on March 19, 2002 shifted its monetary policy to neutral. Massachusetts' economy, which was severely impacted, has begun to improve, especially in the construction industry. However, we believe the commonwealth will tend to lag national averages because of its high concentration and over-investment in the information technology industry.

During the six-month period ended March 31, 2002, weak economic conditions in the commonwealth led total revenues for the first nine months in fiscal year 2002 to fall below budget estimates and 9.6% below the comparable period last year at $10.9 billion. This decline in revenue has affected Massachusetts' operations, as the commonwealth utilizes the tax-exempt commercial paper market to alleviate the timing differences of its revenue streams, while issuing an additional $180 million of one-year bond anticipation notes. The decrease in the tax revenue stream also impacted the various local Massachusetts municipalities. Reductions in state funding and budget shortfalls are providing little support as municipalities increased their issuance for the six-month period to $1.8 billion.

Investment Strategy

For the six-month period ended March 31, 2002, we began and maintained a conservative investment strategy in the short-term municipal market. The Federal Reserve Board pursued an ambitious easing of monetary policy as the Federal Funds rate was lowered to a historical low of 1.75%. Yields on one-year local municipal notes also reached historical lows and became expensive on a relative value basis. With both the state and its various local municipalities feeling the effects of an economic slowdown, we began to

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

anticipate that an increase in municipal issuance would be needed to fill various budget deficits in the future. In addition, it was also anticipated that the Federal Reserve Board was near or at the end of its easing cycle, while waiting for signals that the economy was beginning to rebound. As a result of these extraordinary times, we concentrated on maintaining liquidity while limiting our purchases of longer-dated municipal notes. We utilized primarily variable rate demand notes (VRDNs) as well as short duration tax-exempt commercial paper as investment alternatives in meeting new subscriptions as well as maturing municipal notes. This strategy allowed the Fund's average life to fall from the 45-day range at the beginning of the period to the 30-day range at the end of the period.

Over the course of a difficult year, the Fund performed well given the unusual events that unfolded. In addition, we continued to meet the liquidity needs of our shareholders, while maintaining high credit quality standards.

Going forward, we are anticipating another difficult period as economic conditions improve and the Federal Funds rate remains at a historical low. Since the Federal Reserve Board has changed its monetary policy to neutral, we will continue to monitor the economic environment and adjust our investment strategy accordingly. During the next two months, we will maintain a higher percentage of VRDNs as we prepare to meet seasonal tax-related redemptions. As the seasonal tax period ends and various municipalities begin to issue their annual municipal notes, we expect to take advantage of yield opportunities offered by these longer-dated municipal notes by extending the Fund's average life to the 50-day range. Finally, we continue to monitor credit quality as the various local municipalities begin to address their annual budgeting needs.

In Conclusion

We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Kevin A. Schiatta

Kevin A. Schiatta
Vice President and Portfolio Manager

April 25, 2002

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002                      (IN THOUSANDS)

                        Face
State                  Amount                                         Issue                                       Value
--------------------------------------------------------------------------------------------------------------------------
Massachusetts--       $10,000  Acushnet, Massachusetts, GO, BAN, 3.40% due 4/30/2002.........................    $ 10,003
99.6%                   1,481  Attleboro, Massachusetts, GO, BAN, 3.10% due 7/03/2002........................       1,482
                        4,400  Bedford, Massachusetts, GO, BAN, 3.40% due 5/03/2002..........................       4,401
                       10,000  Blackstone-Milville, Massachusetts, Regional School District, GO, BAN,
                               3.15% due 7/15/2002 ..........................................................      10,015
                        1,550  Boston, Massachusetts, Industrial Financing Authority, IDR
                               (Acme Bookbinding Co.), AMT, VRDN, 1.55% due 9/01/2006 (a)....................       1,550
                        5,000  Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, FLOATS,
                               VRDN, Series SG-75, 1.41% due 11/01/2019 (a)..................................       5,000
                       10,750  Brockton, Massachusetts, GO, BAN, 3.10% due 6/21/2002.........................      10,760
                        1,469  Cape Ann, Massachusetts, Transit Authority, RAN, 3.10% due 7/19/2002..........       1,470
                               Clipper Tax-Exempt Trust, VRDN (a):
                        6,069      Series 1998-8, 1.53% due 7/20/2007........................................       6,069
                        4,767      Series 2000-2, 1.60% due 1/01/2008........................................       4,786
                               Eagle Tax-Exempt Trust, Massachusetts, GO, VRDN (a):
                        9,600      Series 97C-2102, 1.43% due 2/01/2011......................................       9,600
                       11,400      Series 97C-2103, 1.43% due 2/01/2006......................................      11,400
                        5,630  Eagle Tax-Exempt Trust, Massachusetts, Water Revenue Bonds, VRDN, Series 2103,
                               1.43% due 12/01/2015 (a)......................................................       5,630
                        6,000  Fitchburg, Massachusetts, GO, RAN, 1.75% due 6/28/2002........................       6,003
                        3,000  Greater Attleboro-Taunton, Massachusetts, Regional Transit Authority, GO, RAN,
                               3.10% due 8/09/2002...........................................................       3,005
                        7,235  Greater Lawrence, Massachusetts, Sanitation District, GO, SAAN,
                               3% due 12/06/2002.............................................................       7,276
                        5,000  Haverhill, Massachusetts, BAN, 2.75% due 12/13/2002...........................       5,019
                        1,273  Haverhill, Massachusetts, SAAN, 2.75% due 6/21/2002...........................       1,275
                       10,100  Holliston, Massachusetts, GO, BAN, 2.50% due 5/24/2002........................      10,111
                        4,450  Lowell, Massachusetts, Regional Transit Authority, RAN, 3.20% due 8/09/2002          4,456
                        3,000  Massachusetts Bay Transportation Authority, Revenue Refunding Bonds, FLOATS,
                               VRDN, Series 431, 1.43% due 3/01/2019 (a).....................................       3,000
                        5,000  Massachusetts Municipal Wholesale Electric Company, Power Supply System
                               Revenue Bonds, FLOATS, VRDN, Series 537, 1.43% due 7/01/2016 (a)(b)...........       5,000
                        7,000  Massachusetts State Development Finance Agency, Environmental Improvement
                               Revenue Bonds (The Mead Corporation Project), VRDN, AMT, Series A,
                               1.45% due 11/01/2033 (a)......................................................       7,000
                               Massachusetts State Development Finance Agency, IDR, VRDN, AMT (a):
                        3,800      (Cell Signaling Technology), 1.55% due 12/01/2010.........................       3,800
                        2,930      (Cleveland Motion Controls), 1.75% due 6/01/2021..........................       2,930
                        4,000      (Concord Foods Issue), 1.55% due 4/01/2021................................       4,000
                        2,900      (MBR LLP Issue), Series A, 1.60% due 11/01/2018...........................       2,900
                        2,900      (MBR LLP Issue), Series B, 1.60% due 11/01/2017...........................       2,900
                          900      (MBR LLP Issue), Series C, 1.60% due 11/01/2020...........................         900
                        2,400      (Seafood Services Inc. Project), Series A, 1.60% due 12/01/2023...........       2,400
                        1,495      (Ward Hill Central Products Inc.), 1.75% due 8/01/2016....................       1,495

Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RAN       Revenue Anticipation Notes
SAAN      Student Aid Anticipation Notes
VRDN      Variable Rate Demand Notes

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)          (IN THOUSANDS)

                             Face
State                       Amount                              Issue                                                    Value
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts                       Massachusetts State Development Finance Agency Revenue Bonds, VRDN (a):
(continued)                $ 3,200      (Assumption College), 1.50% due 10/01/2031 ................................     $  3,200
                             9,235      (Bancroft School Issue), 1.65% due 9/01/2031 ..............................        9,235
                             7,980      (Community Development Inc.), Series A, 1.50% due 10/01/2025 ..............        7,980
                            15,000      (Draper Laboratory Issue), 1.50% due 6/01/2030 (b) ........................       15,000
                             6,000      (Meadowbrook School Issue), 1.65% due 8/01/2030 ...........................        6,000
                             5,000      (New Bedford Waste Services), AMT, 1.50% due 6/01/2021 ....................        5,000
                             3,950      (Newton Country Day School), 1.45% due 1/01/2030 ..........................        3,950
                             2,750      (Whalers Cove Project), Series A, 1.50% due 9/01/2034 .....................        2,750
                             7,500      (Worcester Academy Issue), 1.65% due 10/01/2030 ...........................        7,500
                             4,000      (Worcester YMCA Issue), 1.45% due 1/01/2031 ...............................        4,000
                             3,500      (Xinetics Issue), AMT, 1.55% due 6/01/2021 ................................        3,500
                                    Massachusetts State Development Finance Agency, Revenue Refunding
                                    Bonds, VRDN (a):
                             7,055      (Clark University), 1.45% due 10/01/2030 (e) ..............................        7,055
                             4,000      (Marine Biological Lab), 1.65% due 2/01/2030 ..............................        4,000
                             3,500  Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue
                                    Bonds (Newark Group Project), VRDN, AMT, Series A, 1.55% due 7/01/2031 (a) ....        3,500
                             3,255  Massachusetts State, FLOATS, VRDN, Series SG-126, 1.41% due 8/01/2018 (a) .....        3,255
                                    Massachusetts State, GO (Central Artery), VRDN (a):
                               500      Series A, 1.55% due 12/01/2030 ............................................          500
                            10,300      Series B, 1.55% due 12/01/2030 ............................................       10,300
                             6,000  Massachusetts State, GO, Refunding, VRDN, Series B, 1.50% due 9/01/2016 (a) ...        6,000
                             2,790  Massachusetts State, GO, VRDN, Series O, 1.53% due 11/01/2014 (a) .............        2,790
                                    Massachusetts State Health and Educational Facilities Authority Revenue
                                    Bonds, VRDN (a):
                             2,500      (Capital Asset Program), Series E, 1.45% due 1/01/2035 ....................        2,500
                             6,820      (Endicott College), Series C, 1.50% due 10/01/2031 ........................        6,820
                            15,300      (Partners Healthcare System), Series P-1, 1.45% due 7/01/2027 (c) .........       15,300
                             8,500  Massachusetts State Health and Educational Facilities Authority, Revenue
                                    Refunding Bonds (Boston University), VRDN, Series H, 1.39% due 12/01/2029 (a) .        8,500
                                    Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
                                    VRDN, AMT (a):
                             2,670      (AFC Cable Systems Inc. Issue), 1.55% due 7/01/2016 .......................        2,670
                             1,900      (BBB Esquire LLC), 1.60% due 12/01/2016 ...................................        1,900
                             3,400      (Bodwell Project), 1.60% due 7/01/2017 ....................................        3,400
                             2,850      (Canton/Cedar Realty LLC), 1.55% due 2/01/2018 ............................        2,850
                             4,400      (Constitution Project), 1.60% due 6/01/2018 ...............................        4,400
                             1,995      (Garlock Printing Corp.), 1.55% due 12/01/2017 ............................        1,995
                             3,150      (Gem Group Inc. Issue), 1.55% due 7/01/2016 ...............................        3,150
                             2,700      (Hazen Paper Company), 1.60% due 3/01/2008 ................................        2,700
                             2,555      (Insco Corporation Issue), 1.55% due 9/01/2008 ............................        2,555
                             2,175      (James F. & Judith Matthews), 1.60% due 9/01/2013 .........................        2,175
                             2,480      (Lavigne), 1.55% due 8/01/2008 ............................................        2,480
                             2,300      (Mercer Paper Tube Corp.), 1.60% due 11/01/2011 ...........................        2,300
                             2,100      (OCT Co. Inc. Project), 1.60% due 12/01/2017 ..............................        2,100
                             2,300      (Sterling Realty Trust LLC Project), 1.60% due 12/01/2017 .................        2,300
                             2,100      (Tamasi Family Issue), 1.50% due 5/01/2013 ................................        2,100
                               628      (Techprint/Techgraphics), 1.70% due 6/01/2017 .............................          628
                             2,650      (Telcom USA Inc. Issue), 1.55% due 8/01/2016 ..............................        2,650
                             2,960      (Valkyrie Co. Inc.), 1.55% due 5/01/2013 ..................................        2,960
                             1,480      (WBC Extrusion Products Issue), 1.50% due 4/01/2006 .......................        1,480
                             1,825      (William F. Rogers Issue), 1.55% due 11/01/2006 ...........................        1,825

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONCLUDED)          (IN THOUSANDS)

                             Face
State                       Amount                              Issue                                                    Value
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts              $ 2,415  Massachusetts State Industrial Finance Agency, Industrial Revenue Refunding
(concluded)                         Bonds (New England Biolabs), VRDN, AMT, 1.60% due 3/01/2016 (a)................     $  2,415
                                    Massachusetts State Industrial Finance Agency (New England Power Company), CP:
                            10,200      Series 92, 1.25% due 4/08/2002 ............................................       10,200
                            10,200      Series A, 1.30% due 5/09/2002 .............................................       10,200
                                    Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                             2,400      (Gordon College Issue), 1.40% due 12/01/2027 ..............................        2,400
                             1,660      (Heritage at Dartmouth), AMT, 1.55% due 12/01/2028 ........................        1,660
                             1,553      (Lower Mills Association II L.P.), 1.55% due 12/01/2020 ...................        1,553
                             1,150      (Whitehead Institute Biomed Research), 1.375% due 7/01/2026 ...............        1,150
                                    Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds,
                                    VRDN (a):
                               730      (Easy Day Realty Trust Project), Series A, 1.40% due 7/01/2006.............          730
                             5,000      (Lightolier Inc. Project), 1.55% due 7/29/2010 ............................        5,000
                             2,750      (Mount Ida College Issue), 1.45% due 12/01/2027 ...........................        2,750
                             2,800      (Showa Womens Institute Inc.), 1.40% due 3/15/2004 ........................        2,800
                                    Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue
                                    Bonds (E.L. Harvey & Sons Inc.), VRDN, AMT (a):
                             1,890      1.55% due 1/01/2011 .......................................................        1,890
                             2,475      1.55% due 6/01/2013 .......................................................        2,475
                             6,000  Massachusetts State M/F Housing Finance Revenue Refunding Bonds, VRDN,
                                    Series A, 1.50% due 12/01/2025 (a)(d)..........................................        6,000
                             9,000  Massachusetts State Turnpike Authority, Metropolitan Highway System Revenue
                                    Bonds, FLOATS, VRDN, Series SG-124, 1.41% due 1/01/2029 (a)....................        9,000
                             6,600  Massachusetts State Turnpike Authority, Metropolitan Highway System, Revenue
                                    Refunding Bonds, FLOATS, VRDN, Series 334, 1.43% due 1/01/2037 (a)(b)..........        6,600
                             1,000  Municipal Security Trust Certificates Revenue Bonds, VRDN, AMT, Series 2001-155,
                                    Class A, 1.58% due 4/28/2016 (a)(e)............................................        1,000
                             2,352  Nashoba, Massachusetts, Regional School District, BAN, 3% due 10/04/2002.......        2,358
                             2,729  Northborough, Massachusetts, GO, Refunding, BAN, 3.20% due 5/10/2002...........        2,730
                                    Pittsfield, Massachusetts, GO, BAN:
                             8,250      2.10% due 4/15/2002 .......................................................        8,252
                             2,570      2.50% due 4/15/2002 .......................................................        2,571
                             6,000  Springfield, Massachusetts, GO, BAN, 3% due 2/21/2003..........................        6,069
                             5,500  Westford, Massachusetts, GO, BAN, 3.50% due 5/16/2002..........................        5,506
                            11,175  Worcester, Massachusetts, GO, BAN, 2% due 8/30/2002............................       11,202
--------------------------------------------------------------------------------------------------------------------------------
                                    Total Investments (Cost--$449,400*)--99.6%.....................................      449,400

                                    Other Assets Less Liabilities--0.4%............................................        1,888
                                                                                                                        --------
                                    Net Assets--100.0%.............................................................     $451,288
                                                                                                                        ========
================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(b)   MBIA Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   AMBAC Insured.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2002

Assets:
Investments, at value (identified cost--$449,400,415) ..............................                    $ 449,400,415
Cash ...............................................................................                          120,491
Interest receivable ................................................................                        2,078,128
Prepaid registration fees ..........................................................                            7,093
                                                                                                        -------------
Total assets .......................................................................                      451,606,127
                                                                                                        -------------
Liabilities:
Payables:
  Investment adviser ...............................................................   $     175,926
  Distributor ......................................................................          89,553
  Beneficial interest redeemed .....................................................           6,799          272,278
                                                                                       -------------
Accrued expenses and other liabilities .............................................                           45,804
                                                                                                        -------------
Total liabilities ..................................................................                          318,082
                                                                                                        -------------
Net Assets .........................................................................                    $ 451,288,045
                                                                                                        =============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                    $  45,128,849
Paid-in capital in excess of par ...................................................                      406,159,542
Undistributed investment income--net ...............................................   $         804
Accumulated realized capital losses--net ...........................................          (1,150)
                                                                                       -------------

Total accumulated losses--net ......................................................                             (346)
                                                                                                        -------------

Net Assets--Equivalent to $1.00 per share based on 451,288,489 shares of beneficial
interest outstanding ...............................................................                    $ 451,288,045
                                                                                                        =============

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2002

Investment Income:
Interest and amortization of premium and discount earned.......                         $ 11,533,702

Expenses:
Investment advisory fees ......................................    $  2,360,731
Distribution fees .............................................         588,240
Accounting services ...........................................         116,834
Professional fees .............................................          77,772
Transfer agent fees ...........................................          65,621
Custodian fees ................................................          36,643
Printing and shareholder reports ..............................          25,128
Registration fees .............................................          20,134
Pricing fees ..................................................          11,110
Trustees' fees and expenses ...................................           3,296
Other .........................................................          12,143
                                                                   ------------
Total expenses ................................................                            3,317,652
                                                                                        ------------
Investment income--net ........................................                            8,216,050
Realized Loss on Investments--Net .............................                               (1,150)
                                                                                        ------------
Net Increase in Net Assets Resulting from Operations ..........                         $  8,214,900
                                                                                        ============

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Year Ended March 31,
                                                                                              -------------------------------------
Increase (Decrease) in Net Assets:                                                                 2002                 2001
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..................................................................     $     8,216,050      $    14,021,930
Realized gain (loss) on investments--net ................................................              (1,150)                 805
                                                                                              ---------------      ---------------

Net increase in net assets resulting from operations ....................................           8,214,900           14,022,735
                                                                                              ---------------      ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ...................................          (8,216,050)         (14,021,930)
                                                                                              ---------------      ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ........................................................       1,663,566,207        1,847,340,375
Value of shares issued to shareholders in reinvestment of dividends .....................           8,216,157           14,042,942
                                                                                              ---------------      ---------------
                                                                                                1,671,782,364        1,861,383,317
Cost of shares redeemed .................................................................      (1,746,055,948)      (1,745,521,171)
                                                                                              ---------------      ---------------
Net increase (decrease) in net assets derived from beneficial interest transactions .....         (74,273,584)         115,862,146
                                                                                              ---------------      ---------------
Net Assets:
Total increase (decrease) in net assets .................................................         (74,274,734)         115,862,951
Beginning of year .......................................................................         525,562,779          409,699,828
                                                                                              ---------------      ---------------
End of year* ............................................................................     $   451,288,045      $   525,562,779
                                                                                              ===============      ===============
*Undistributed investment income--net ...................................................     $           804                   --
                                                                                              ===============      ===============

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended March 31,
                                                       ---------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                   2002            2001             2000           1999            1998
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
Investment income--net .............................           .02             .03             .03             .03             .03
Realized gain (loss) on investments--net ...........            --+             --+             --+             --              --+
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations ...................           .02             .03             .03             .03             .03
                                                       -----------     -----------     -----------     -----------     -----------
Less dividends and distributions:
  Investment income--net ...........................          (.02)           (.03)           (.03)           (.03)           (.03)
  Realized gain on investments--net ................            --              --              --+             --              --
                                                       -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ..................          (.02)           (.03)           (.03)           (.03)           (.03)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .......................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
Total Investment Return ............................         1.70%           3.34%           2.80%           2.77%           3.03%
                                                       ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ...........................................          .70%            .70%            .70%            .72%            .72%
                                                       ===========     ===========     ===========     ===========     ===========
Investment income--net .............................         1.74%           3.28%           2.76%           2.72%           2.98%
                                                       ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) .............   $   451,288     $   525,563     $   409,700     $   331,437     $   268,929
                                                       ===========     ===========     ===========     ===========     ===========

+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $805 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $1 has been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 30, 2002, the Fund reimbursed FAM $23,187 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:


--------------------------------------------------------------------------------
                                                 3/31/2002            3/31/2001
--------------------------------------------------------------------------------
Distributions
paid from:
  Tax-exempt income ..................          $ 8,216,050          $14,021,930
                                                -----------          -----------
Total distributions ..................          $ 8,216,050          $14,021,930
                                                ===========          ===========
--------------------------------------------------------------------------------

As of March 31, 2002, there was no significant differences between the book and tax components of net assets.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 3, 2002

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

                                                                                                          Number of
                                                                                                          Portfolios      Other
                                                                                                           in Fund      Director-
                                Position(s)   Length                                                       Complex        ships
                                   Held       of Time                                                    Overseen by     Held by
Name, Address & Age             with Fund     Served   Principal Occupation(s) During Past 5 Years         Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
====================================================================================================================================
Terry K. Glenn*                 President     1999 to  Chairman, Americas Region since 2001, and           127 Funds     None
800 Scudders Mill Road          and           Present  Executive Vice President since 1983 of Fund       184 Portfolios
Plainsboro, NJ 08536            Trustee                Asset Management, L.P. ("FAM") and Merrill Lynch
Age: 61                                                Investment Managers, L.P. ("MLIM"); President of
                                                       Merrill Lynch Mutual Funds since 1999; President
                                                       of FAM Distributors, Inc. ("FAMD") since 1986
                                                       and Director thereof since 1991; Executive Vice
                                                       President and Director of Princeton Services, Inc.
                                                       ("Princeton Services") since 1993; President
                                                       of Princeton Administrators, L.P. since 1988;
                                                       Director of Financial Data Services, Inc.,
                                                       since 1985.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

                                                                                                          Number of
                                                                                                          Portfolios       Other
                                                                                                           in Fund       Director-
                                Position(s)   Length                                                       Complex         ships
                                   Held       of Time                                                    Overseen by      Held by
Name, Address & Age             with Fund     Served*  Principal Occupation(s) During Past 5 Years          Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
====================================================================================================================================
Ronald W. Forbes                Trustee       1977 to  Professor Emeritus of Finance, School of Business,    46 Funds    None
1400 Washington Avenue                        present  State University of New York at Albany since 2000;  55 Portfolios
Albany, NY 12222                                       and Professor thereof from 1989 to 2000.
Age: 61
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery           Trustee       1995 to  Professor, Harvard Business School since 1989.        46 Funds    Unum-
Harvard Business School                       present                                                      55 Portfolios Provident
Soldiers Field Road                                                                                                      Corporation
Boston, MA 02163                                                                                                         and Newell
Age: 49                                                                                                                  Rubbermaid
                                                                                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C. Reilly               Trustee       1990 to  Self-employed financial consultant since 1990.        46 Funds    None
9 Hampton Harbor Road                         present                                                      55 Portfolios
Hampton Bays, NY 11946
Age: 70
------------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan                   Trustee       1992 to  Founder and currently Director Emeritus of The        46 Funds    Charter
127 Commonwealth Avenue                       present  Boston University Center for the Advancement of     55 Portfolios Education
Chestnut Hill, MA 02467                                Ethics and Character and Director thereof from                    Partnership
Age: 69                                                1989 to 1999; Professor from 1982 to 1999 at                      and the
                                                        Boston University.                                               Council for
                                                                                                                         Ethical and
                                                                                                                         Spiritual
                                                                                                                         Education.
------------------------------------------------------------------------------------------------------------------------------------

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONTINUED)

                                                                                                        Number of
                                                                                                        Portfolios       Other
                                                                                                         in Fund       Director-
                                Position(s)   Length                                                     Complex         ships
                                   Held       of Time                                                  Overseen by      Held by
Name, Address & Age             with Fund     Served*  Principal Occupation(s) During Past 5 Years       Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)
====================================================================================================================================
Roscoe S. Suddarth              Trustee       2000 to  Former President, Middle East Institute            46 Funds     None
7403 MacKenzie Court                          present  from 1995 to 2001.                              55 Portfolios
Bethesda, MD 20817
Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West                 Trustee       1978 to  Professor of Finance since 1984, and currently      46 Funds    Bowne & Co.,
Box 604                                       present  Dean Emeritus of New York University Leonard N.  55 Portfolios  Inc.; Vornado
Genoa, NV 89411                                        Stern School of Business Administration.                        Realty Trust;
Age: 64                                                                                                                and Alexan-
                                                                                                                       der's Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D. Zinbarg               Trustee       1994 to  Self-employed financial consultant since 1994.      46 Funds      None
5 Hardwell Road                               present                                                   55 Portfolios
Short Hills, NJ 07078-2117
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

*     The Trustee's term is unlimited.




                                Position(s)   Length
                                  Held        of Time
Name, Address & Age             with Fund     Served*  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
====================================================================================================================================
Donald C. Burke                 Vice          1993 to  First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011                   President     present  since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton, NJ 08543-9011        and           and      1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
Age: 41                         Treasurer     1999 to  from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                              present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob                Senior        1989 to  First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011                   Vice          present
Princeton, NJ 08543-9011        President
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo                Senior        2001 to  First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011                   Vice          present  1991 to 1997.
Princeton, NJ 08543-9011        President
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Kevin Schiatta                  Vice          1990 to   Vice President of MLIM since 1985.
P.O. Box 9011                   President     present
Princeton, NJ 08543-9011        and
Age: 45                         Portfolio
                                Manager
------------------------------------------------------------------------------------------------------------------------------------

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONCLUDED)




                                Position(s)   Length
                                   Held       of Time
Name, Address & Age             with Fund     Served*  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Phillip S. Gillespie            Secretary     2001 to  First Vice President of MLIM since 2001; Director of MLIM from 1999 to 2000;
P.O. Box 9011                                 present  Vice President of MLIM in 1999; Attorney associated with the Manager and
Princeton, NJ 08543-9011                               FAM from 1998 to 1999; Assistant General Counsel LGT Asset Management,
Age: 38                                                Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of
                                                       Investment Management and the Office of General Counsel at the U.S.
                                                       Securities and Exchange Commission from 1993 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian                                     Transfer Agent
State Street Bank and Trust Company           Financial Data Services, Inc.
P.O. Box 351                                  4800 Deer Lake Drive East
Boston, MA 02101                              Jacksonville, FL 32246-6484
                                              800-221-7210+

+ For inquiries regarding
  your CMA account, call
  800-CMA-INFO or
  800-262-4636.

Vincent R. Giordano, Senior Vice President of CMA Massachusetts Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Giordano well in his retirement.

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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